Exhibit 99.1

Unaudited Pro Forma Condensed Consolidated Financial Statements

The following Unaudited Pro Forma Condensed Consolidated Financial Statements give effect to the sale (the “Disposition”) of Am-Hal Ltd. (“Am-Hal”) by Ampal-American Israel Corporation (“Ampal” or the “Company”).

The Unaudited Pro Forma Condensed Consolidated Balance Sheet (the "Pro Forma Balance Sheet") as of March 31, 2007 has been prepared as if the Disposition occurred on March 31, 2007. The Pro Forma Balance Sheet is based upon the historical consolidated balance sheet of Ampal as of March 31, 2007, which was included in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2007, and gives effect to the unaudited pro forma adjustments necessary to account for the Disposition.

The Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2005 (the "2005 Annual Pro Forma Statement of Operations") has been prepared as if the Disposition occurred on January 1, 2006. This 2005 Annual Pro Forma Statement of Operations is based upon the historical consolidated statement of operations of Ampal for the year ended December 31, 2005, which was included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005, and gives effect to the unaudited pro forma adjustments necessary to account for the Disposition. The 2005 Annual Pro Forma Statement of Operations does not include the anticipated gain on the Disposition of approximately $29.7 million ($19.7 million, net of taxes).

The Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2006 (the "2006 Annual Pro Forma Statement of Operations") has been prepared as if the Disposition occurred on January 1, 2006. This 2006 Annual Pro Forma Statement of Operations is based upon the historical consolidated statement of operations of Ampal for the year ended December 31, 2006, which was included in the Company's Annual Report on Form 10-K for the year ended December 31, 2006, and gives effect to the unaudited pro forma adjustments necessary to account for the Disposition. The 2006 Annual Pro Forma Statement of Operations does not include the anticipated gain on the Disposition of approximately $29.7 million ($19.7 million, net of taxes).

The Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three month period ended March 31, 2007 (the "Three Month Period Pro Forma Statement of Operations,” and together with the 2005 Annual Pro Forma Statement of Operations and the 2006 Annual Pro Forma Statement of Operations, the “Pro Forma Statements of Operations”) has been prepared as if the Disposition occurred on January 1, 2006. This Three Month Period Pro Forma Statement of Operations is based upon the historical consolidated statement of operations of Ampal for the three month period ended March 31, 2007, which was included in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2007, and gives effect to the unaudited pro forma adjustments necessary to account for the Disposition. The Three Month Period Pro

Forma Statement of Operations does not include the anticipated gain on the Disposition of approximately $29.7 million ($19.7 million, net of taxes).

The unaudited pro forma adjustments are based on an estimated sale price and assumptions that Ampal believes are reasonable. Therefore, the amounts in the Pro Forma Statements of Operations, Pro Forma Balance Sheet and accompanying notes (collectively, the "Pro Forma Financial Information") are subject to change. The Pro Forma Financial Information is provided for illustrative purposes only and does not purport to represent what Ampal's results of operations or financial position would actually have been had the Disposition in fact occurred on such dates, nor does it purport to project the results of operations or financial position of Ampal for any future period or date.

The Pro Forma Financial Information should be read in conjunction with, and is qualified by reference to, the audited and unaudited financial statements and accompanying notes of Ampal, which were included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005, the Company's Annual Report on Form 10-K for the year ended December 31, 2006 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2007.

Ampal-American Israel Corporation

Unaudited Pro Forma Condensed Consolidated Balance Sheet

( in thousand, except shares and per share data)

As of March 31, 2007

Ampal as Reported		Business Disposition	Note	Pro Forma
Cash and cash equivalents	$32,220	$25,027	1	$57,247
Deposits receivable	10,379			10,379
Investments	265,016			265,016
Real estate & property, net	69,619	(69,619)	1	-
Other assets	22,729	(10,612)	1	12,117
	$399,973			$344,769

Notes & loans payable:	47,468	(15,287)	1	32,181
Debentures	60,168			60,168
Deposits from tenants	54,099	(54,099)	1	-
Investment	2,291			2,291
Account payable	30,336	(3,025)	1	27,311
	$194,362			$121,951
Minority interest	$1,366	(2,558)	2	$(1,192)

Class A Stock: $1 par value:
Authorized 100,000; issued 54,930,580;
Outstanding 49,355,791	$54,931			$54,931
Additional paid in capital	158,525			158,525
Warrants	308			308
Retained earning	35,116	19,713	1	54,829
Accumulated other comprehensive Loss	(16,761)	52	1	(16,709)
Treasury stock, at cost	(27,874)			(27,874)
	$204,245			$224,010
	$399,973			$344,769

Ampal-American Israel Corporation

Unaudited Pro Forma Condensed Consolidated Statement of Operation

For the Three Months ended March 31, 2007

( in thousand, except per share data)

	Ampal as Reported	Business Disposition	Note	Total
Revenues
Real estate income	$2,436	$(2,436)	1	$-
Equity in earning of affiliates	(17)			(17)
Realized gains on investment	37			37
Realized & unrealized gain on marketable securities	1			1
Interest income	446			446
Other income	622			622
Total	3,525	(2,436)		1,089

Expenses
Real estate expenses	2,561	(2,478)	1	83
Loss from impairment of investment	484			484
Interest expenses	2,034	(190)	1	1,844
Translation (gain) loss	1,237	(232)	1	1,005
Other expenses	1,969			1,969
Total	8,285	(2,900)		5,385

Loss before income taxes	(4,760)	464		(4,296)
Provision for income taxes	323	1850	1,3	2,173
Loss after income taxes	(5,083)	(1,386)		(6,469)
Minority interest, net	(34)	81	2	47
Net loss	(5,049)	(1,467)		(6,516)

Basic and diluted EPS:
Loss per Class A Share	$(0.11)			$(0.14)
Shares used in calculation	45,772			45,772

Ampal-American Israel Corporation

Unaudited Pro Forma Condensed Consolidated Statement of Operation

For the year ended December 31, 2006

( in thousand, except per share data)

Ampal as Reported		Business Disposition	Note	Total
Revenues
Real estate income	$9,642	$(9,405)	1	$237
Equity in earning of affiliates	1,610			1,610
Realized gains on investment	5,386			5,386
Realized & unrealized gain on marketable securities	1,126			1,126
Gain on sale of real estate rental property	2,186			2,186
Interest income	1,479			1,479
Other income	2,520			2,520
Total	23,949	(9,405)		14,544

Expenses
Real estate expenses	9,229	(8,957)	1	272
Realized loss on investment	1,016			1,016
Interest expenses	5,154	(826)	1	4,328
Translation gain	(303)	(953)	1	(1,256)
Other expenses	13,548			13,548
Total	28,644	(10,736)		17,908

Loss before income taxes	(4,695)	1,331		(3,364)
Provision for income taxes	2,731	2,004	1,3	4,735
Loss after income taxes	(7,426)	(673)		(8,099)
Minority interest, net	(339)	417	2	78
Net loss	(7,087)	(1,090)		(8,177)

Basic and diluted EPS:
Loss per Class A Share	$(0.40)			$(0.44)
Shares used in calculation	24,109			24,109

Ampal-American Israel Corporation

Unaudited Pro Forma Condensed Consolidated Statement of Operation

For the year ended December 31, 2005

( in thousand, except per share data)

Ampal as Reported		Business Disposition	Note	Total
Revenues
Real estate income	$9,244	$(9,011)	1	$233
Equity in earning of affiliates	6,666			6,666
Realized & unrealized gain on marketable securities	3,203			3,203
Interest income	1,567			1,567
Other income	9,850			9,850
Total	30,530	(9,011)		21,519

Expenses
Real estate expenses	8,651	(8,340)	1	311
Realized loss on investment	2,735			2,735
Loss from impairment of investment	13,984			13,984
Interest expenses	5,257	(836)	1	4,421
Translation gain	2,220	383	1	2,603
Other expenses	10,957			10,957
Total	43,804	(8,793)		35,011

Loss before income taxes	(13,274)	(218)		(13,492)
Provision (Benefit) for income taxes	(2,849)	(60)	1	(2,909)
Loss after income taxes	(10,425)	(158)		(10,583)
Minority interest, net	(4,467)	(200)	2	(4,667)
Net loss	(5,958)	42		(5,916)

Basic and diluted EPS:
Loss per Class A Share	$(0.31)			$(0.31)
Shares used in calculation	19,967			19,967

Ampal-American Israel Corporation

Notes to Unaudited Pro Forma Condensed Financial Information

(In thousands, except share and per share data)

NOTE 1

To record the Disposition resulting in estimated gross proceeds to Ampal of $28.5 million less a reduction of $3.5 million of Am-Hal’s cash.

Other assets and liabilities of Am-Hal removed as a result of the Disposition include real estate ($69.6 million), deferred tax assets ($7.8 million), other assets ($2.8 million), notes and loans payable ($15.3 million), deposits from tenants ($54.1 million) and account payable ($3.0 million).

Revenues and expenses removed as a result of the Disposition include real estate income ($9.0 million for the year ended December 31, 2005, $9.4 million for the year ended December 31, 2006 and $2.4 million for the three months ended March 31,2007), real estate expenses ($8.3 million for the year ended December 31, 2005, $9.0 million for the year ended December 31, 2006 and $2.5 million for the three months ended March 31,2007), interest expense ($0.8 million for the year ended December 31, 2005, $0.8 million for the year ended December 31, 2006 and $0.2 million for the three months ended March 31, 2007), translation gain (loss) ($(0.4) million for the year ended December 31, 2005, $1.0 million for the year ended December 31, 2006 and $0.2 million for the three months ended March 31, 2007) and provision for income tax ($0.1 million for the year ended December 31, 2005, $0.1 million for the year ended December 31, 2006 and $0.3 million for the three months ended March 31, 2007).

NOTE 2

Reducing minority interests’ balance and their share in losses of Am-Hal.

NOTE 3

To establish a full valuation allowance on a deferred tax asset in a subsidiary of Ampal upon the Disposition.